United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 3, 2013

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MDU COMMUNICATIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-26053	84-1342898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60-D Commerce Way

Totowa, New Jersey 07512

(Address of principal executive offices including zip code)

(973) 237-9499

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.04        TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION

On September 24, 2013, MDU Communications International, Inc. (“Parent”) disclosed in a Form 8-K that its wholly-owned subsidiary, MDU Communications (USA) Inc. (“Subsidiary”), received a notice of default under the Amended and Restated Loan and Security Agreement with FCC, LLC, d/b/a First Capital, and Full Circle Capital Corporation (collectively, “Lenders”) for a senior secured $30 million revolving credit facility (“Loan Agreement”). Per the notice, the Lenders reserved their rights under the Loan Agreement to exercise any and all remedies without further notice.

On October 3, 2013, Parent and Subsidiary received a Notice of Exercise of Certain Rights and Remedies to the Amended and Restated Loan and Security Agreement and Stock Pledge Agreement (executed by Parent in conjunction with the Loan Agreement pledging Parent’s stock ownership in Subsidiary as collateral under the Loan Agreement), whereby the Lenders, due to the notice of default mentioned above, and pursuant to the Stock Pledge Agreement, enforced their rights as attorney and agent-in-fact on behalf of Parent and exercised control of the stock voting rights that Parent held over Subsidiary.

Simultaneously, the Lenders, acting as attorney and agent-in-fact on behalf of Parent and with control of the voting rights over Subsidiary, executed a Written Consent of Sole Stockholder in Lieu of Meeting directing Subsidiary to enter into and consummate the transaction to sell substantially all of its assets to Access Media 3, Inc. (“AM3”) pursuant to the previously disclosed September 4, 2013 Asset Purchase Agreement, with such purchase price proceeds being directed to the Lenders to satisfy the outstanding balance under the Loan Agreement.

ITEM 3.03        MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As mentioned above, the Lenders, acting as attorney and agent-in-fact on behalf of Parent and with control of the voting rights over Subsidiary, executed a Written Consent of Sole Stockholder in Lieu of Meeting directing Subsidiary to enter into and consummate the September 4, 2013 Asset Purchase Agreement to sell substantially all of its assets to AM3. By exercising such voting control, the Lenders circumvented the requirement of submitting such a transaction, involving all or substantially all of a company’s assets, to a vote of the holders of the outstanding stock of a corporation for majority approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU COMMUNICATIONS INTERNATIONAL, INC.

By:	/s/ J.E. “Ted” Boyle
J.E. “Ted” Boyle Interim President and Chief Executive Officer

Dated: October 9, 2013